Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory Lykiardopoulos, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Triton Distribution Systems, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Triton Distribution Systems, Inc.

Date: August 14, 2008	By: /s/ Gregory Lykiardopoulos
Gregory Lykiardopoulos
Chief Executive Officer

I, Michael W. Overby, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Triton Distribution Systems, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Triton Distribution Systems, Inc.

Date: August 14, 2008	By: /s/ Michael W. Overby
Michael W. Overby
Chief Financial Officer